                                                                    Exhibit 23.1



                        CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the registration statement.

                                 /s/ KPMG LLP

Los Angeles, California
August 3, 2001